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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 29, 2000

                            VERTEX INTERACTIVE, INC.
             (Exact name of registrant as specified in its charter)




        New Jersey                        0-15066                         22-2050350
      (State or Other               (Commission File Number)      (I.R.S. Identification No.)
 Jurisdiction of Incorporation)
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
            23 Carol Street
               PO Box 996
          Clifton, New Jersey                              07014
  ----------------------------------------          --------------------
  (Address of Principal Executive Offices)              (Zip Code)
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       Registrant's telephone number, including area code: (973) 777-3500


                                       N/A
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)














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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

On December 29, 2000, Vertex Interactive, Inc. (the "Company") acquired all of the outstanding shares of Applied Tactical Systems, Inc. ("ATS"). In accordance with the Agreement and Plan of Merger dated as of December 11, 2000, the shareholders of ATS received .75 shares of Company Common Stock for each share of capital stock of ATS. The value of the transaction was approximately
$26 million.

The Company acquired all of the outstanding shares of ATS for approximately 3.0 million shares of Company Common Stock and assumed all outstanding ATS stock options in exchange for options to purchase 153,600 shares of Company Common
Stock.

ATS is headquartered in Fairfield, New Jersey with an extensive research and development team and has regional offices in New York and Ohio. ATS has major strategic alliances with SAP and an extensive blue-chip client base that includes, among others, Applied Materials, Novartis, Ocean Spray Cranberries,
Colgate Palmolive and Bristol Myers. ATS offers a unique suite of software connectivity tools (patents pending), which allow seamless connection into SAP applications.

The transaction was intended to be treated as a pooling-of-interests for accounting purposes. However, as a result of certain transactions in late
January, 2001, a specific requirement to utilize pooling-of-interests accounting was no longer satisfied. The Company requested a waiver of this requirement from the Securities and Exchange Commission. On February 16, 2001, after discussion with the SEC's Chief Accountant's office, the waiver request was denied by the SEC. The Company then proceeded to file, on February 20, 2001, its Form 10Q for the quarter ended December 31, 2000 utilizing purchase accounting for the ATS transaction.

The undersigned registrant hereby amends the following items, financial statements, and other portions of its Form 8K as set forth in the pages attached hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a)    Financial Statements of the Business Acquired
                See Exhibit 99.1 to this Current Report

         (b)    Pro Forma Financial Information
                See Exhibit 99.2 to this Current Report

         (c)    EXHIBITS

                23.1  Consent of Ernst & Young LLP

                99.1  Audited Financial Statements of Applied Tactical Systems,
                      Inc. as at December 31, 2000

                99.2  Unaudited Pro Forma Financial Statements of Vertex
                      Interactive, Inc. to reflect the acquisition of Applied
                      Tactical Systems, Inc.








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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VERTEX INTERACTIVE, INC


                                  /s/ Raymond J. Broek
                                  --------------------------
                                  Name: Raymond J. Broek
                                  Title: Chief Financial Officer and Treasurer


DATED:  March 14, 2001









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EXHIBIT INDEX

Exhibit No        Description

   23.1           Consent of Ernst & Young LLP

   99.1           Audited Financial Statements of Applied Tactical Systems, Inc.
                  as at December 31, 2000

   99.2           Unaudited Pro Forma Financial Statements of Vertex
                  Interactive, Inc. to reflect the acquisition of Applied
                  Tactical Systems, Inc.
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